UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7162

Salomon Brothers High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co. LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:     December 31
Date of reporting period:  December 31, 2005

ITEM 1.   REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Salomon Brothers High Income Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2005

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers
High Income Fund Inc.

          Annual Report • December 31, 2005

	Letter from the Chairman	i
What’s Inside	Manager Overview	1
	Fund at a Glance	6
	Schedule of Investments	7
	Statement of Assets and Liabilities	21
	Statement of Operations	22
	Statements of Changes in Net Assets	23
	Financial Highlights	24
Fund Objective The Fund seeks to maintain a high level of current income by investing at least 80% of its total assets in high-yield debt securities issued by U.S. corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.	Notes to Financial Statements	25
	Report of Independent Registered Public Accounting Firm	32
	Board Approval of Management Agreement	33
	Additional Information	43
	Annual Chief Executive Officer and Chief Financial Officer Certification	47
	Additional Shareholder Information	48
	Dividend Reinvestment Plan	49

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman and Chief Executive Officer	Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

          Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

          As the year began, it was widely expected that both short-and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Salomon Brothers High Income Fund Inc.	i

          After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors and Ford Motor Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield Market Index[v] returned 2.08%.

          Emerging markets debt had another strong year in 2005, as the JP Morgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Legg Mason, Inc. (“Legg Mason”) and Citigroup Inc. (“Citigroup”) announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup’s asset management business. As a result, the Fund’s investment adviser (“Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Western Asset Management Company (“Western Asset”) and its affiliates.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Matthew C. Duda are expected to assume portfolio management responsibilities for

ii	Salomon Brothers High Income Fund Inc.

the Fund on or about March 17, 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duba have each been employed by Western Asset for more than five years.

          The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

February 2, 2006

Salomon Brothers High Income Fund Inc.	iii

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment,

stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JP Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv	Salomon Brothers High Income Fund Inc.

Manager Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Indexi. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation and Ford Motor Company, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

          Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford Motor Company and General Motors to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

          However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Federal Reserve Board (“Fed”)ii executing its 13th consecutive rate hike (8 times in 2005) to 4.25% at the December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

          Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by

Salomon Brothers High Income Fund Inc. 2005 Annual Report	1

principal amountiii. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

          Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldiv of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.v However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JP Morgan Emerging Markets Bond Index Global (“EMBI Global”)vi. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds ratevii throughout 2005 and credit contagion from the auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

          Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

          Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

          Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries. Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.

          The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Review

For the twelve months ended December 31, 2005, the Salomon Brothers High Income Fund Inc. returned 4.80%, based on its net asset value (“NAV”)viii and –5.29% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup High Yield Market Index and the JP Morgan

2	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Emerging Markets Bond Index Plus (EMBI+)ix, returned 2.08% and 11.86%, respectively, for the same period. The Lipper High Current Yield Closed-End Funds Category Averagex increased 4.04% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.7100 per share, (which may have included a return of capital). The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2005 (unaudited)

		12 Month
Price Per Share		Total Return

$10.50	(NAV)		4.80%

$8.99	(Market Price)	-	5.29%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Over the 12 months ending December 31, 2005, the Fund benefited from positive attribution on both a sector and security level in both the high yield and emerging markets debt allocations. Specifically, within high yield, the Fund benefited from its underweight exposure to automotive, overweight to power and strongly positive security selection in power, utilities and CCC-rated and below securities.

          The Fund’s strategic exposure to emerging markets debt through the majority of the 12 months also contributed substantially to positive performance, as emerging markets debt outperformed all other broad fixed income asset classes during the year. Within the emerging markets debt portion of the portfolio, our overweights in Russia and Brazil added to performance, along with strong issue selection in Argentina, Mexico and Brazil.

What were the leading detractors from performance?

A. There were no substantial portfolio-specific detractors to Fund performance during the period.

Q.	Were there any significant changes to the Fund during the reporting period?

A.  During the period, we added to our positions in the automotive, cable & other media, energy and gaming sectors and decreased our exposure to telecommunications and utilities. We also decreased our exposure to CCC- rated securities during the 12-month period in favor of higher quality non-investment grade debt.

Looking for Additional Information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under sym-

Salomon Brothers High Income Fund Inc. 2005 Annual Report	3

bol XHIFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

          In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

          Thank you for your investment in the Salomon Brothers High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA President	Beth A. Semmel, CFA Executive Vice President	James E. Craige, CFA Executive Vice President

February 2, 2006

4	Salomon Brothers High Income Fund Inc. 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment,

stable prices, and a sustainable pattern of international trade and payments.

iii	Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

iv	As measured by the yield on the Citigroup High Yield Market Index as of the reporting period’s close.

[v]	Yields are subject to change and will fluctuate.

vi

JP Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

viii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The JP Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

[x]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	5

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments (Excludes Securities Purchased from Securities Lending Collateral)

Corporate Bonds & Notes
77.6%
Sovereign Bonds
9.7%
Common Stocks
5.3%
Repurchase Agreements
6.3%
Other
1.1%
0.0%
20.0%
40.0%
60.0%
80.0%
December 31, 2005

6	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005)
SALOMON BROTHERS HIGH INCOME FUND INC.

Face
Amount	Security	Value

CORPORATE BONDS & NOTES — 76.7%
Aerospace & Defense — 1.4%
$175,000	Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11	$184,625
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	264,375
	Sequa Corp., Senior Notes:
200,000	9.000% due 8/1/09	213,500
100,000	Series B, 8.875% due 4/1/08	104,750

	Total Aerospace & Defense	767,250

Airlines — 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
37,071	Series 1998-IC, Series B, 6.541% due 9/15/08	35,235
98,882	Series 2000-2, Class C, 8.312% due 4/2/11	88,523

	Total Airlines	123,758

Auto Components — 0.5%
100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes,
	9.750% due 11/1/13	87,000
100,000	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	109,750
50,000	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	56,375

	Total Auto Components	253,125

Automobiles — 2.8%
	Ford Motor Co.:
	Debentures:
75,000	6.625% due 10/1/28	48,750
50,000	8.900% due 1/15/32	36,875
1,340,000	Notes, 7.450% due 7/16/31	917,900
	General Motors Corp., Senior Debentures:
75,000	8.250% due 7/15/23	48,562
725,000	8.375% due 7/15/33	482,125

	Total Automobiles	1,534,212

Beverages — 0.4%
200,000	Constellation Brands Inc., Senior Subordinated Notes, Series B,
	8.125% due 1/15/12	209,000

Building Products — 1.1%
200,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	194,000
200,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	194,000
225,000	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	200,812

	Total Building Products	588,812

Capital Markets — 0.3%
130,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes,
	9.625% due 6/15/14	145,275

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	7

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Chemicals — 5.7%
$375,000	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	$401,250
125,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority
	Senior Secured Notes, 9.000% due 7/15/14 (a)	124,375
175,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	193,375
	Huntsman International LLC, Senior Subordinated Notes:
124,000	10.125% due 7/1/09	128,650
75,000	7.375% due 1/1/15 (a)	72,750
25,000	IMC Global Inc., 10.875% due 8/1/13	28,844
175,000	Innophos Inc., Senior Subordinated Notes, 9.625% due 8/15/14 (a)	177,187
350,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	374,500
	Lyondell Chemical Co.:
	Senior Secured Notes:
59,000	9.500% due 12/15/08	62,098
100,000	11.125% due 7/15/12	112,375
150,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	167,625
200,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	216,750
175,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	184,187
175,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	170,406
75,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	73,688
175,000	Resolution Performance Products LLC, Senior Subordinated Notes,
	13.500% due 11/15/10	185,937
	Rhodia SA:
25,000	Senior Notes, 10.250% due 6/1/10	27,500
275,000	Senior Subordinated Notes, 8.875% due 6/1/11	283,250
81,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	87,075

	Total Chemicals	3,071,822

Commercial Services & Supplies — 1.7%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	96,904
	Allied Waste North America Inc.:
25,000	Senior Notes, Series B, 9.250% due 9/1/12	27,188
425,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	415,437
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	158,250
	Cenveo Corp.:
125,000	Senior Notes, 9.625% due 3/15/12	135,625
75,000	Senior Subordinated Notes, 7.875% due 12/1/13	72,750

	Total Commercial Services & Supplies	906,154

Communications Equipment — 0.9%
550,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	474,375

Computers & Peripherals — 0.4%
175,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09 (a)	184,625
50,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	52,000

	Total Computers & Peripherals	236,625

Containers & Packaging — 2.3%
200,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	216,000
200,000	Graphic Packaging International Corp., Senior Subordinated Notes,
	9.500% due 8/15/13	192,000
2,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	1,930

See Notes to Financial Statements.

8	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Containers & Packaging — 2.3% (continued)
$150,000	Owens-Brockway Glass Container Inc., 6.750% due 12/1/14	$146,250
50,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	51,000
40,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (b)	35,800
100,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	81,500
250,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	243,125
125,000	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	114,375
	Tekni-Plex Inc.:
150,000	Senior Secured Notes, 8.750% due 11/15/13 (a)	132,750
50,000	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	27,500

	Total Containers & Packaging	1,242,230

Diversified Consumer Services — 0.1%
50,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)	51,188

Diversified Financial Services — 4.8%
	Alamosa Delaware Inc.:
16,000	Senior Discount Notes, 12.000% due 7/31/09	17,580
162,000	Senior Notes, 11.000% due 7/31/10	183,465
200,000	Atlantic Broadband Finance LLC, Senior Subordinated Notes,
	9.375% due 1/15/14	179,500
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	96,500
	Ford Motor Credit Co., Notes:
475,000	6.625% due 6/16/08	431,086
100,000	7.875% due 6/15/10	90,070
950,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	912,398
100,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	99,500
200,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	178,000
153,659	Targeted Return Index Securities (TRAINS), Senior Secured Notes,
	Series HY-2005-1, 7.651% due 6/15/15 (a)	158,144
300,000	Vanguard Health Holdings Co. LLC, Senior Discount Notes, step bond to yield
	9.945% due 10/1/15	220,500

	Total Diversified Financial Services	2,566,743

Diversified Telecommunication Services — 3.6%
225,000	AT&T Corp., Senior Notes, 9.750% due 11/15/31	283,466
175,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	184,844
75,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(c)	76,594
125,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)	82,812
415,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	460,131
65,000	PanAmSat Corp., 9.000% due 8/15/14	68,412
	Qwest Communications International Inc., Senior Notes:
20,000	7.500% due 2/15/14	20,650
55,000	Series B, 7.500% due 2/15/14 (a)	56,788
	Qwest Corp.:
	Debentures:
30,000	7.500% due 6/15/23	29,963
295,000	6.875% due 9/15/33	278,775
375,000	Notes, 8.875% due 3/15/12	424,687

	Total Diversified Telecommunication Services	1,967,122

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	9

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Electric Utilities — 2.5%
$125,000	AES Corp., Senior Notes, 8.750% due 6/15/08	$131,875
	Edison Mission Energy, Senior Notes:
175,000	7.730% due 6/15/09	181,563
275,000	9.875% due 4/15/11	322,094
225,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (b)*	295,312
	Reliant Energy Inc., Senior Secured Notes:
50,000	9.250% due 7/15/10	50,250
375,000	9.500% due 7/15/13	377,812

	Total Electric Utilities	1,358,906

Electronic Equipment & Instruments — 0.3%
75,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06	72,375
75,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	65,813

	Total Electronic Equipment & Instruments	138,188

Energy Equipment & Services — 0.8%
176,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	182,160
150,000	Hanover Compressor Co., Subordinated Notes, zero coupon bond to yield
	8.382% due 3/31/07	135,375
125,000	Targa Resources Inc., 8.500% due 11/1/13 (a)	128,750

	Total Energy Equipment & Services	446,285

Food & Staples Retailing — 0.6%
200,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	184,000
	Rite Aid Corp.:
100,000	7.500% due 1/15/15	95,000
50,000	Notes, 7.125% due 1/15/07	50,250

	Total Food & Staples Retailing	329,250

Food Products — 0.9%
125,000	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15 (a)	130,938
	Dole Food Co. Inc.:
75,000	Debentures, 8.750% due 7/15/13	77,625
100,000	Senior Notes, 7.250% due 6/15/10	97,500
200,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	191,500

	Total Food Products	497,563

Health Care Equipment & Supplies — 0.2%
125,000	Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12	131,875

Health Care Providers & Services — 3.8%
200,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	213,000
240,000	DaVita Inc., Senior Subordinated Notes; 7.250% due 3/15/15	244,200
175,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	186,594
	HCA Inc.:
	Debentures:
125,000	7.500% due 12/15/23	128,650
	Notes:
275,000	6.375% due 1/15/15	279,354
25,000	7.690% due 6/15/25	26,085

See Notes to Financial Statements.

10	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Health Care Providers & Services — 3.8% (continued)
$200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
	8.750% due 6/15/14	$211,000
125,000	InSight Health Services Corp., Senior Subordinated Notes, Series B,
	9.875% due 11/1/11	95,000
	Tenet Healthcare Corp., Senior Notes:
200,000	7.375% due 2/1/13	185,500
100,000	9.875% due 7/1/14	101,750
100,000	6.875% due 11/15/31	81,000
275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	277,063

	Total Health Care Providers & Services	2,029,196

Hotels, Restaurants & Leisure — 9.0%
175,000	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	186,375
250,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	249,062
125,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	124,688
	Caesars Entertainment Inc., Senior Subordinated Notes:
300,000	8.875% due 9/15/08	325,125
125,000	8.125% due 5/15/11	138,594
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	195,500
300,000	Cinemark Inc., Senior Discount Notes, step bond to yield 16.644% due 3/15/14	223,500
225,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	229,500
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	175,000
175,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	188,991
175,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (d)	147,437
200,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	199,000
175,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (a)	171,062
200,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	193,500
50,000	Loews Cineplex Entertainment Corp., Senior Subordinated Notes,
	9.000% due 8/1/14	50,750
	MGM MIRAGE Inc., Senior Notes:
75,000	6.750% due 9/1/12	76,406
75,000	6.625% due 7/15/15	75,188
300,000	Senior Subordinated Notes, 9.750% due 6/1/07	317,625
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
125,000	7.125% due 8/15/14	128,594
100,000	6.875% due 2/15/15	101,250
225,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	222,187
225,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	233,719
150,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	150,000
	Six Flags Inc., Senior Notes:
2,000	8.875% due 2/1/10	1,960
100,000	9.750% due 4/15/13	98,625
75,000	9.625% due 6/1/14	73,313
225,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	249,187
	Station Casinos Inc., Senior Subordinated Notes::
175,000	6.500% due 2/1/14	177,625
25,000	6.875% due 3/1/16	25,688
125,000	Tunica-Biloxi Gaming Authority, Senior Notes, 9.000% due 11/15/15 (a)	125,625

	Total Hotels, Restaurants & Leisure	4,855,076

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	11

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Household Durables — 1.4%
$19,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	$18,525
1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(e)(f)*	0
175,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	123,375
	Interface Inc.:
125,000	Senior Notes, 10.375% due 2/1/10	135,938
75,000	Senior Subordinated Notes, 9.500% due 2/1/14	75,000
200,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
	9.000% due 11/1/11	208,000
200,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	207,000

	Total Household Durables	767,838

Household Products — 0.2%
125,000	Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13	109,688

Independent Power Producers & Energy Traders — 2.7%
	AES Corp., Senior Notes:
50,000	9.500% due 6/1/09	54,250
100,000	9.375% due 9/15/10	109,750
150,000	7.750% due 3/1/14	158,062
195,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(b)	160,875
125,000	Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (b)(c)	127,500
	Dynegy Holdings Inc.:
100,000	Second Priority Senior Secured Notes, 9.875% due 7/15/10 (a)	110,125
	Senior Debentures:
100,000	7.125% due 5/15/18	89,500
400,000	7.625% due 10/15/26	358,000
259,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	290,080

	Total Independent Power Producers & Energy Traders	1,458,142

Industrial Conglomerates — 0.4%
350,000	KI Holdings Inc., Senior Discount Notes, step bond to yield
	10.431% due 11/15/14	231,000
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (b)(e)(f)*	0

	Total Industrial Conglomerates	231,000

IT Services — 0.5%
250,000	Iron Mountain Inc., Senior Subordinated Notes, 7.750% due 1/15/15	253,125

Machinery — 1.3%
25,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	26,875
100,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)	99,500
50,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	53,375
225,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.858% due 4/15/14	170,437
100,000	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	107,000
250,000	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	266,250

	Total Machinery	723,437

Media — 8.5%
225,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (c)	228,375
164,342	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	168,656

See Notes to Financial Statements.

12	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Media — 8.5% (continued)
$20,000	CCHI Holdings LLC, Senior Secured Notes, 11.000% due 10/1/15 (a)	$16,900
	Senior Accreting Notes:
25,000	step bond to yield 22.106% due 1/15/14 (a)	16,938
1,125,000	step bond to yield 22.588% due 5/15/14 (a)	630,000
75,000	step bond to yield 23.364% due 1/15/15 (a)	35,813
75,000	Chukchansi Economic Development Authority, Senior Notes,
	8.000% due 11/15/13 (a)	77,344
	CSC Holdings Inc.:
75,000	Debentures, Series B, 8.125% due 8/15/09	76,125
25,000	Senior Debentures, 7.625% due 7/15/18	23,875
	Senior Notes:
105,000	7.000% due 4/15/12 (a)	99,750
	Series B:
50,000	8.125% due 7/15/09	50,750
50,000	7.625% due 4/1/11	50,000
100,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes,
	9.875% due 11/15/09	108,625
150,000	Dex Media Inc., Discount Notes, step bond to yield 8.554% due 11/15/13	120,000
195,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes,
	Series B, 9.875% due 8/15/13	217,425
250,000	DIRECTV Holdings LLC Finance, Senior Notes, 6.375% due 6/15/15	245,625
114,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes,
	8.375% due 3/15/13	123,120
	EchoStar DBS Corp., Senior Notes:
357,000	9.125% due 1/15/09	374,404
100,000	6.625% due 10/1/14	96,375
125,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield
	10.305% due 10/15/13	98,750
100,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B,
	10.000% due 7/1/08	85,500
200,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	201,750
225,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	220,781
50,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875%
	due 12/15/12 (a)	56,625
200,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	212,000
25,000	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375%
	due 9/1/14 (a)	28,125
50,000	Rogers Cable Inc., Senior Secured Notes, 6.250% due 6/15/13	49,562
175,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	181,125
150,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (a)	149,812
	Yell Finance BV:
349,000	Senior Discount Notes, step bond to yield 10.888% due 8/1/11	360,342
17,000	Senior Notes, 10.750% due 8/1/11	18,445
	Young Broadcasting Inc., Senior Subordinated Notes:
50,000	10.000% due 3/1/11	47,063
125,000	8.750% due 1/15/14	110,781

	Total Media	4,580,761

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	13

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Metals & Mining — 0.6%
$75,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	$82,313
25,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	25,648
225,000	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	210,937
750,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(e)(f)*	0

	Total Metals & Mining	318,898

Multiline Retail — 0.3%
100,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	100,750
75,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	76,594

	Total Multiline Retail	177,344

Office Electronics — 0.3%
175,000	Xerox Capital Trust I, 8.000% due 2/1/27	181,125

Oil, Gas & Consumable Fuels — 5.3%
	Chesapeake Energy Corp., Senior Notes:
450,000	6.625% due 1/15/16	457,875
25,000	6.875% due 11/15/20 (a)	25,438
180,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	196,200
	El Paso Corp.:
	Medium-Term Notes:
250,000	7.800% due 8/1/31	250,625
300,000	7.750% due 1/15/32	302,250
200,000	Notes, 7.875% due 6/15/12	207,000
100,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	102,000
225,000	Kerr-McGee Corp., Senior Secured Notes, 6.875% due 9/15/11	241,538
	Massey Energy Co., Senior Notes:
100,000	6.625% due 11/15/10	102,125
50,000	6.875% due 12/15/13 (a)	50,687
	Petronas Capital Ltd.:
50,000	7.000% due 5/22/12 (a)	55,127
25,000	7.875% due 5/22/22 (a)	31,289
150,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	162,000
	Williams Cos. Inc.:
	Notes:
475,000	7.875% due 9/1/21	516,562
50,000	8.750% due 3/15/32	58,250
100,000	Senior Notes, 7.625% due 7/15/19	107,750

	Total Oil, Gas & Consumable Fuels	2,866,716

Paper & Forest Products — 1.6%
	Abitibi-Consolidated Inc.:
175,000	Debentures, 8.850% due 8/1/30	150,500
100,000	Notes, 7.750% due 6/15/11	95,750
175,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	164,500
75,000	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	71,625
225,000	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	199,125

See Notes to Financial Statements.

14	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Paper & Forest Products — 1.6% (continued)
$200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	$177,000

	Total Paper & Forest Products	858,500

Personal Products — 0.6%
125,000	DEL Laboratories Inc., Senior Subordinated Notes, 9.194% due 11/1/11 (a)(c)	127,500
200,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	210,500

	Total Personal Products	338,000

Pharmaceuticals — 0.2%
100,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	94,500

Real Estate — 2.1%
150,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	165,000
500,000	Host Marriott LP, Senior Notes, Series O, 6.375% due 3/15/15	501,250
	MeriStar Hospitality Corp., Senior Notes:
100,000	9.000% due 1/15/08	103,875
125,000	9.125% due 1/15/11	136,875
200,000	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 4/1/14	201,750

	Total Real Estate	1,108,750

Semiconductors & Semiconductor Equipment — 0.6%
	Amkor Technology Inc.:
250,000	Senior Notes, 9.250% due 2/15/08	243,750
100,000	Senior Subordinated Notes, 10.500% due 5/1/09	92,500

	Total Semiconductors & Semiconductor Equipment	336,250

Specialty Retail — 1.3%
175,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	179,375
100,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750%
	due 2/15/15	98,000
75,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	67,875
150,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	147,750
114,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750%
	due 5/15/11	125,400
75,000	Toys “R” Us Inc., Notes, 7.375% due 10/15/18	54,375

	Total Specialty Retail	672,775

Textiles, Apparel & Luxury Goods — 1.0%
100,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B,
	10.000% due 2/15/10	88,500
	Levi Strauss & Co., Senior Notes:
25,000	8.804% due 4/1/12 (c)	25,313
200,000	12.250% due 12/15/12	224,000
50,000	9.750% due 1/15/15	52,250
75,000	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15	72,562
125,000	Simmons Co., Senior Discount Notes, step bond to yield 10.000%
	due 12/15/14 (a)	68,125

	Total Textiles, Apparel & Luxury Goods	530,750

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	15

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Wireless Telecommunication Services — 3.5%
$160,000	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield
	9.454% due 8/1/08	$126,000
	Centennial Communications Corp., Senior Notes:
125,000	10.250% due 1/1/13 (a)(c)	125,937
200,000	8.125% due 2/1/14	204,000
800,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	844,914
	SBA Communications Corp.:
20,000	Senior Discount Notes, step bond to yield 7.489% due 12/15/11	18,650
114,000	Senior Notes, 8.500% due 12/1/12	127,110
200,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	222,500
175,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	197,750

	Total Wireless Telecommunication Services	1,866,861

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $42,256,817)	41,398,490
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(e)(f)*
	(Cost — $493,850)	0
CONVERTIBLE BOND & NOTE — 0.2%
Wireless Telecommunication Services — 0.2%
125,000	American Tower Corp., Notes, 5.000% due 2/15/10
	(Cost — $67,586)	124,531
SOVEREIGN BONDS — 9.6%
Argentina — 0.3%
	Republic of Argentina:
140,000	4.005% due 8/3/12 (c)	123,120
65,000	step bond to yield 9.010% due 12/31/38	21,613
65,000	Series GDP, zero coupon, due 12/15/35	3,445

	Total Argentina	148,178

Brazil — 2.1%
	Federative Republic of Brazil:
250,000	8.250% due 1/20/34	265,687
	Collective Action Securities:
115,000	7.875% due 3/7/15	122,734
108,000	8.000% due 1/15/18	116,802
573,540	DCB, Series L, 5.250% due 4/15/12 (c)	567,804
53,846	FLIRB, Series L, 5.188% due 4/15/09 (c)	53,712

	Total Brazil	1,126,739

Bulgaria — 0.1%
65,000	Republic of Bulgaria, 8.250% due 1/15/15 (a)	78,650

Chile — 0.2%
80,000	Republic of Chile, 5.500% due 1/15/13	81,959

China — 0.0%
25,000	People’s Republic of China, Bonds, 4.750% due 10/29/13	24,635

See Notes to Financial Statements.

16	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

Colombia — 0.5%
	Republic of Colombia:
$75,000	10.500% due 7/9/10	$88,613
25,000	10.750% due 1/15/13	31,125
25,000	11.750% due 2/25/20	34,688
85,000	10.375% due 1/28/33	112,412

	Total Colombia	266,838

Ecuador — 0.1%
80,000	Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)	73,000

El Salvador — 0.1%
40,000	Republic of El Salvador, 7.750% due 1/24/23 (a)	43,600

Mexico — 2.0%
	United Mexican States:
25,000	7.500% due 1/14/12	27,938
	Medium Term Notes, Series A:
528,000	5.875% due 1/15/14	547,800
125,000	6.625% due 3/3/15	137,187
275,000	8.000% due 9/24/22	339,969

	Total Mexico	1,052,894

Panama — 0.4%
	Republic of Panama:
35,000	7.250% due 3/15/15	37,327
50,000	8.875% due 9/30/27	59,687
55,000	9.375% due 4/1/29	69,369
28,636	PDI, 5.563% due 7/17/16 (c)	28,135

	Total Panama	194,518

Peru — 0.5%
	Republic of Peru:
5,000	9.125% due 2/21/12	5,738
115,000	9.875% due 2/6/15	138,575
25,000	8.375% due 5/3/16	27,562
100,000	8.750% due 11/21/33	112,875

	Total Peru	284,750

The Philippines — 0.5%
	Republic of the Philippines:
25,000	8.250% due 1/15/14	26,656
205,000	9.375% due 1/18/17	235,238

	Total Philippines	261,894

Poland — 0.1%
55,000	Republic of Poland, 5.250% due 1/15/14	56,051

Russia — 0.9%
	Russian Federation:
55,000	11.000% due 7/24/18 (a)	81,331
380,000	step bond to yield 8.343% due 3/31/30 (a)	429,400

	Total Russia	510,731

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	17

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

South Africa — 0.2%
$75,000	Republic of South Africa, 6.500% due 6/2/14	$81,188

Turkey — 0.7%
	Republic of Turkey:
25,000	11.750% due 6/15/10	30,687
25,000	11.000% due 1/14/13	31,781
75,000	7.250% due 3/15/15	79,125
225,000	7.000% due 6/5/20	228,094

	Total Turkey	369,687

Ukraine — 0.2%
100,000	Republic of Ukraine, 7.650% due 6/11/13 (a)	108,250

Uruguay — 0.2%
100,000	Republic of Uruguay, Benchmark Bonds, 7.250% due 2/15/11	102,125

Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
165,000	5.375% due 8/7/10 (a)	158,606
75,000	7.650% due 4/21/25	76,781
45,000	Collective Action Security, 10.750% due 9/19/13	55,463

	Total Venezuela	290,850

	TOTAL SOVEREIGN BONDS
	(Cost — $4,789,006)	5,156,537

Shares

ESCROWED SHARES(f)* — 0.0%
1,000,000	Breed Technologies Inc. (e)	0
1,000,000	Pillowtex Corp. (e)	0

	TOTAL ESCROWED SHARES
	(Cost — $0)	0
COMMON STOCKS — 5.2%
CONSUMER DISCRETIONARY — 1.9%
Hotels, Restaurants & Leisure — 0.0%
500	Ameriking, Inc. (e)(f)(g)*	0

Household Durables — 0.0%
3,747	Mattress Discounters Co. (e)(f)*	0

Media — 1.9%
6,578	Liberty Global Inc., Class A Shares*	148,005
6,578	Liberty Global Inc., Series C Shares*	139,453
10,684	NTL Inc.*	727,367

	Total Media	1,014,825

	TOTAL CONSUMER DISCRETIONARY	1,014,825

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc. (e)(f)*	0

See Notes to Financial Statements.

18	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

MATERIALS — 0.1%
Chemicals — 0.1%
$4,329	Applied Extrusion Technologies Inc., Class B Shares (d)(e)*	$33,550

TELECOMMUNICATION SERVICES — 3.2%
Diversified Telecommunication Services — 0.9%
21,318	Telewest Global Inc.*	507,795

Wireless Telecommunication Services — 2.3%
46,638	American Tower Corp., Class A Shares*	1,263,890

	TOTAL TELECOMMUNICATION SERVICES	1,771,685

	TOTAL COMMON STOCKS
	(Cost — $2,076,358)	2,820,060
PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
8	Anvil Holdings, Inc., Senior Exchange, Series B, 13.000% (f)*	42

CONSUMER STAPLES — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking, Inc., Cummulative Exchange, 13.000% (b)(e)(f)*	0

FINANCIALS — 0.0%
Diversified Financial Services (e)(f)* — 0.0%
803	TCR Holdings Corp., Class B Shares	1
442	TCR Holdings Corp., Class C Shares	1
1,165	TCR Holdings Corp., Class D Shares	1
2,410	TCR Holdings Corp., Class E Shares	2

	TOTAL FINANCIALS	5

	TOTAL PREFERRED STOCK
	(Cost — $5,174)	47
CONVERTIBLE PREFERRED STOCKS — 0.7%
TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
271	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13
	(Cost — $78,090)	371,642

Warrants

WARRANTS — 0.1%
160	American Tower Corp., Class A Shares, Expires 8/1/08 (a)*	61,242
250	Brown Jordan International Inc., Expires 8/15/07 (a)(e)(f)*	2
1,607,813	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest
	in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)(e)(f)*	19,797
780	Mattress Discounters Co., Expires 7/15/07 (a)(e)(f)*	0

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	19

Schedule of Investments (December 31, 2005) (continued)

Warrants	Security	Value

100	Mueller Holdings Inc., Expires 4/15/14*	$1
6,723	Pillowtex Corp., Expires 11/24/09 (e)(f )*	7

	TOTAL WARRANTS
	(Cost — $33,080)	81,0491

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $49,799,961)	49,952,356

Face
Amount

SHORT-TERM INVESTMENTS — 6.6%
Repurchase Agreements — 6.3%
$1,375,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $1,375,649; (Fully collateralized by various U.S. governement agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market Value — $1,417,062)	1,375,000
2,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $2,000,944; (Fully collateralized by various U.S.Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $2,040,014)	2,000,000

	Total Repurchase Agreements
	(Cost — $3,375,000)	3,375,000

Shares

Securities Purchased from Securities Lending Collateral — 0.3%
152,606	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost — $152,606)	152,606

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $3,527,606)	3,527,606

	TOTAL INVESTMENTS — 99.1% (Cost — $53,327,567#)	53,479,962
	Other Assets in Excess of Liabilities — 0.9%	487,887

	TOTAL NET ASSETS — 100.0%	$53,967,849

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is currently in default.

(c)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.

(d)	All or a portion of this security is on loan (See Notes 1 and 3).

(e)	Illiquid Security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#	Aggregate cost for federal income tax purposes is $53,342,730.

Abbreviations used in this schedule: DCB — Debt Conversion Bond FLIRB — Front-Loaded Interest Reduction Bonds PDI — Past Due Interest

See Notes to Financial Statements.

20	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $53,327,567)	$53,479,962
Cash	89,014
Dividends and interest receivable	1,063,432
Receivable for securities sold	30,260

Total Assets	54,662,668

LIABILITIES:
Dividends payable	287,880
Payable for loaned securities collateral (Notes 1 and 3)	152,606
Payable for securities purchased	68,498
Management fee payable	32,069
Directors’ fees payable	8,201
Accrued expenses	145,565

Total Liabilities	694,819

Total Net Assets	$53,967,849

NET ASSETS:
Par value ($0.001 par value 100,000,000 shares authorized; 5,140,713 shares issued and outstanding)	$5,141
Paid-in capital in excess of par value	65,044,365
Overdistributed net investment income	(77,176)
Accumulated net realized loss on investments and credit default swap contracts	(11,156,876)
Net unrealized appreciation on investments	152,395

Total Net Assets	$53,967,849

Shares Outstanding	5,140,713

Net Asset Value	$10.50

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	21

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Interest	$4,247,589
Income from securities lending	29,106
Dividends	24,375

Total Investment Income	4,301,070

EXPENSES:
Management fee (Note 2)	377,923
Shareholder reports	80,526
Directors’ fees	66,659
Audit and tax	56,994
Custody fees	47,739
Legal fees	25,273
Stock Exchange listing fees	21,365
Transfer agent fees	20,190
Insurance	1,232
Miscellaneous expenses	5,717

Total Expenses	703,618

Net Investment Income	3,597,452

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CREDIT DEFAULT SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	41,839
Credit default swap contracts	209

Net Realized Gain	42,048

Change in Net Unrealized Appreciation/Depreciation From Investments	(1,127,285)

Net Loss on Investments and Credit Default Swap Contracts	(1,085,237)

Increase in Net Assets From Operations	$2,512,215

See Notes to Financial Statements.

22	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2005	2004

OPERATIONS:
Net investment income	$3,597,452	$3,706,507
Net realized gain	42,048	2,248,031
Change in net unrealized appreciation/depreciation	(1,127,285)	(165,598)

Increase in Net Assets From Operations	2,512,215	5,788,940

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,649,906)	(4,509,960)

Decrease in Net Assets From Distributions to Shareholders	(3,649,906)	(4,509,960)

FUND SHARE TRANSACTIONS:
Net proceeds from shares issued in reinvestment of distributions (32,774 shares issued)	—	349,718

Increase in Net Assets From Fund Share Transactions	—	349,718

Increase (Decrease) in Net Assets	(1,137,691)	1,628,698
NET ASSETS:
Beginning of year	55,105,540	53,476,842

End of year*	$53,967,849	$55,105,540

* Includes overdistributed net investment income of:	$(77,176)	$(26,876)

See Notes to Financial Statements.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	23

Financial Highlights
For a share of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$10.72	$10.47	$9.02	$9.58	$10.13

Income (Loss) From Operations:
Net investment income	0.70	0.72	0.81	0.86	1.05
Net realized and unrealized gain (loss)	(0.21)	0.41	1.60	(0.42)	(0.30)

Total Income From Operations	0.49	1.13	2.41	0.44	0.75

Less Distributions From:
Net investment income	(0.71)	(0.88)	(0.96)	(0.86)	(1.05)
Capital	—	—	—	(0.14)	(0.25)

Total Distributions	(0.71)	(0.88)	(0.96)	(1.00)	(1.30)

Net Asset Value, End of Year	$10.50	$10.72	$10.47	$9.02	$9.58

Market Price, End of Year	$8.99	$10.23	$11.42	$9.39	$10.55

Total Return, Based on Market Price(1)	(5.29)%	(2.70)%	33.31%	(1.32)%	(1.69)%

Total Return, Based on NAV(1)	4.80%	11.53%	28.03%	5.01%	7.72%

Net Assets, End of Year (000s)	$53,968	$55,106	$53,477	$45,665	$48,080

Ratios to Average Net Assets:
Gross expenses	1.30%	1.41%	1.44%	1.35%	1.21%
Net investment income	6.66	7.01	8.27	9.41	10.62

Portfolio Turnover Rate	46%	56%	57%	117%	153%

(1)

The total return calculation assumes that all distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell a share is excluded. Past performance is no guarantee of future results.

See Notes to Financial Statements.

24	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its total assets in high-yield debt securities issued by U.S. corporations and foreign governments.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and ask prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

          (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

          (c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund

Salomon Brothers High Income Fund Inc. 2005 Annual Report	25

Notes to Financial Statements (continued)

has the right under the lending agreement to recover the securities from the borrower on demand.

          The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

          (d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

          The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

          Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

          Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

          (e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or

26	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

          (f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

          (g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

          (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	2,285	—	(2,285)
(b)	(131)	131	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of credit default swap contracts.

2. Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), acts as investment manager to the Fund.

          On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	27

Notes to Financial Statements (continued)

          Prior to the transaction and under new investments Management Agreement, the Fund paid the Manager a fee calculated at an annual rate of 0.70% of the Fund’s average weekly net assets.

          SBAM had also delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), pursuant to a Sub-Administration Agreement between SBAM and SBFM.

          The Sub Administrative Agreement between SBAM and SBFM has been terminated.
Certain officers and/or directors of the Fund are employees of Legg Mason and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,369,061

Sales	25,429,000

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,627,536
Gross unrealized depreciation	(3,490,304)

Net unrealized appreciation	$137,232

          At December 31, 2005, the Fund loaned securities having a market value of $149,189. The Fund received cash collateral amounting to $152,606 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4. Dividends Subsequent to December 31, 2005

On November 18, 2005, the Fund’s Board declared two distributions, each in the amount of $0.056 per share, payable on January 27, 2006, and February 24, 2006 to shareholders of record on January 24, and February 21, 2006, respectively.

28	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2005	2004

Distributions paid from: Ordinary Income	$3,649,906	$4,509,960

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(11,125,116)

Other book/tax temporary differences (a)	(93,773)
Unrealized appreciation (b)	137,232

Total accumulated earnings/(losses) — net	$(11,081,657)

*

During the taxable year ended December 31, 2005, the Fund utilized $52,009 of its capital loss carryover available from prior years. As of December 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

12/31/2008	$(1,396,942)
12/31/2009	(8,479,731)
12/31/2010	(1,248,443)

$(11,125,116)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by

Salomon Brothers High Income Fund Inc. 2005 Annual Report	29

Notes to Financial Statements (continued)

First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions

30	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

          Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers High Income Fund Inc. as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc. as of December 31, 2005 and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

32	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers High Income Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

          At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment

Salomon Brothers High Income Fund Inc. 2005 Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

          The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

          The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all non-leveraged closed-end funds classified as “high current yield funds” by Lipper, showed that the Fund’s performance was better than the median in its category for the one, three, five and ten-year periods presented.

          Based on their review, which included consideration of all of the factors noted above and recognizing the limited number of funds in the Performance Universe, the Board concluded that the investment performance of the Fund has been satisfactory.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the

34	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Universe, consisting of 4 closed-end non-leveraged funds (including the Fund) classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual Management Fees were lower than the range of management fees paid by the other funds in the Expense Universe and, indeed, were lower than the median. The Board noted that the Fund’s actual total expense ratio was above the median, however, concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

          Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

          The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

          The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. At those Board meet-

36	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

          To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

          On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

          At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          Among other things, the Board Members considered:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)

that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and

Salomon Brothers High Income Fund Inc. 2005 Annual Report	37

Board Approval of Management Agreement (unaudited) (continued)

other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii)

that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Funds and its shareholders by the Adviser, including compliance services;

(iv)

the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v)

that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi)	the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii)	that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii)	the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x)

the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi)

that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be real-

38	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii)

that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

          Certain of these considerations are discussed in more detail below.

          In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

          In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including

Salomon Brothers High Income Fund Inc. 2005 Annual Report	39

Board Approval of Management Agreement (unaudited) (continued)

mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

          The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

          Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

40	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Costs of Services Provided and Profitability

          In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

          The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

          In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

          In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current

Salomon Brothers High Income Fund Inc. 2005 Annual Report	41

Board Approval of Management Agreement (unaudited) (continued)

          Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

          The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

42	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund Inc. (“Fund”) is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)(2)	Other Board Memberships Held by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2001	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco	44	Associated Banc-Corp

Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave., NW Washington, DC 20036 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

Salomon Brothers High Income Fund Inc. 2005 Annual Report	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA(3) Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth year: 1951	Director, Class III Chairman and Chief Executive Officer	Since 2002	Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Porfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) from 2002 to 2005)	183	None

Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1958	President Executive Vice-President	Since 2002 1993– 2002	Managing Director of CAM and Salomon Brothers Asset Management Inc. (“SBAM”)	N/A	N/A

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

44	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM. Controller of certain mutual funds associated with CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1967	Executive Vice President	Since 1996	Managing Director of CAM and SBAM since December 1998; Director of CAM and SBAM since January 1998 and Vice President of CAM and SBAM from May 1992 to January 1998	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1953	Executive Vice President	Since 1996	Managing Director of SBAM (since 1998); Director of SBAM and CGM (from 1991 to 1999)	N/A	N/A

Beth Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1996	Managing Director of CGM and SBAM since December 1998; Director of CAM and SBAM since January 1996	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director –Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Salomon Brothers High Income Fund Inc. 2005 Annual Report	45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1964	Controller	Since 2004	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008 and year 2006, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Number of portfolios advised by SBAM or affiliates of SBAM.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

46	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Annual Chief Executive Officer and
Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Salomon Brothers High Income Fund Inc. 2005 Annual Report	47

Additional Shareholder Information (unaudited)
Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Voted For	Voted Against	Abstentions

New Management Agreement	2, 161,923	382,959	84,448

48	Salomon Brothers High Income Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

          Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

          The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

          Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the

Salomon Brothers High Income Fund Inc. 2005 Annual Report	49

Dividend Reinvestment Plan (unaudited) (continued)

open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

          The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

          There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

          The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

          Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

          Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

50	Salomon Brothers High Income Fund Inc. 2005 Annual Report

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Salomon Brothers
High Income Fund Inc.

DIRECTORS	125 Broad Street
Carol L. Colman	10th Floor, MF-2
Daniel P. Cronin	New York, New York 10004
Leslie H. Gelb	Telephone 1-888-777-0102
R. Jay Gerken, CFA
William R. Hutchinson	INVESTMENT MANAGER
Riordan Roett	AND ADMINISTRATOR
Jeswald W. Salacuse	Salomon Brothers Asset
Management Inc.
OFFICERS	399 Park Avenue
R. Jay Gerken, CFA	New York, New York 10022
Chairman, President and
Chief Executive Officer
CUSTODIAN
Peter J. Wilby, CFA	State Street Bank
President	& Trust Company
225 Franklin Street
Andrew B. Shoup	Boston, Massachusetts 02110
Senior Vice President and
Chief Administrative Officer
TRANSFER AGENT
Frances M. Guggino	American Stock Transfer &
Chief Financial Officer and	Trust Company
Treasurer	59 Maiden Lane
New York, New York 10038
James E. Craige, CFA
Executive Vice President
INDEPENDENT REGISTERED
Thomas K. Flanagan, CFA	PUBLIC ACCOUNTING FIRM
Executive Vice President	KPMG LLP
345 Park Avenue
Beth A. Semmel, CFA	New York, NY 10154
Executive Vice President
LEGAL COUNSEL
Ted P. Becker	Simpson Thacher & Bartlett LLP
Chief Compliance Officer	425 Lexington Avenue
New York, New York 10017
Wendy S. Setnicka
Controller	NEW YORK STOCK
EXCHANGE SYMBOL
Robert I. Frenkel	HIF
Secretary and Chief Legal Officer

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of the Fund or any securities mentioned in this report.

SAM0825 12/05 06-9671

LEGG MASON

Salomon Brothers High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market pries from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the "Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2004 and $53,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $255 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $5,700 in 2004 and $6,288 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered. There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no non-audit services rendered by KPMG to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers High Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers High Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers High Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers High Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers High Income Fund‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers High Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman Daniel P. Cronin Leslie H. Gelb William R. Hutchinson Riordan Roett Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1):

POSITION(S)
NAME, ADDRESS, AND	HELD OF WITH	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
AGE	FUND	TIME SERVED	PAST 5 YEARS

Peter J. Wilby, CFA	President	Since 2002	Managing Director of SBAM;

Legg Mason	Executive Vice	1993-2002	Officer of certain mutual funds associated with Legg
399 Park Avenue	President		Mason.
New York, NY 10022
Birth year: 1958

James E. Craige, CFA	Executive Vice	Since 1996	Managing Director of SBAM; Officer of certain mutual
Legg Mason	President		funds associated with Legg Mason.
399 Park Avenue
New York, NY 10022
Birth year: 1967

Thomas K. Flanagan, CFA	Executive Vice	Since 1994	Managing Director of SBAM; Officer of certain mutual
Legg Mason	President		funds associated with Legg Mason.
399 Park Avenue
New York, NY 10022
Birth year: 1956

Beth A. Semmel	Executive Vice	Since 1996	Managing Director of SBAM; Officer of certain mutual
Legg Mason	President		funds associated with Legg Mason.
399 Park Avenue
New York, NY 10022
Birth year: 1960

Maureen O’Callaghan	Executive Vice	Since 1996	Managing Director of SBAM; Officer of certain mutual
Legg Mason	President		funds associated with Legg Mason.
399 Park Avenue
4th Floor
New York, NY 10022
Birth year: 1964

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund's portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Peter J. Wilby	40 registered investment	14 Other pooled	43 Other accounts
	companies with $16.1	investment vehicles	with $7.6 billion in total
	billion in total assets	with $2 billion in assets	assets under
	under management	under management	management

James E. Craige	29 registered investment	10 Other pooled	39 Other accounts
	companies with $12.6	investment vehicles	with $7.0 billion in total
	billion in total assets	with $1.4 billion in assets	assets under
	under management	under management	management

Thomas K. Flanagan	29 registered investment	10 Other pooled	39 Other accounts
	companies with $12.6	investment vehicles	with $7.0 billion in total
	billion in total assets	with $1.4 billion in assets	assets under
	under management	under management	management

Beth A. Semmel	30 registered investment	11 Other pooled	22 Other accounts
	companies with $13.4	investment vehicles	with $3.8 billion in total
	billion in total assets	with $1.5 billion in assets	assets under
	under management	under management	management

Maureen O’Callaghan	7 registered investment	6 Other pooled	19 Other accounts
	companies with $2.3	investment vehicles	with $2.4 billion in total
	billion in total assets	with $0.4 billion in assets	assets under
	under management	under management	management

(a)(3): Portfolio Manager Compensation

     CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has implemented an investment management incentive and deferred compensation plan (the “ Plan” ) for its investment professionals, including the Fund’ s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “ base incentive pool” is established for each team each year as a percentage of CAM’ s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’ s revenues are typically expected to increase or decrease depending on the effect that the team’ s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “ base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team’ s incentive pool is then adjusted to reflect its ranking among a “ peer group” of non-CAM investment managers and the team’ s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’ s prospectus to which the fund’ s average annual total returns are compared or, if none, the benchmark set forth in the fund’ s annual report). CAM may also measure the team’ s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional’ s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’ s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when the Fund’ s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’ s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “ 1934 Act” )), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’ s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’ s management fee and/or the portfolio manager’ s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’ s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

(a)(4): Portfolio Manager Securities Ownership

     The table below identifies ownership of fund securities by the portfolio managers.

Dollar Range of
Portfolio Manager(s)	Ownership of Securities

Peter J. Wilby	None
James E. Craige	$50,001-$100,000
Thomas K. Flanagan	None
Beth A. Semmel	None
Maureen O’Callaghan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund Inc.
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date: March 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers High Income Fund Inc.

Date: March 10, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers High Income Fund Inc.

Date: March 10, 2006